                                                                    EXHIBIT 10.8

     AGREEMENT OF LEASE, made as of the __________ between DINO AND SONS REALTY CO., a New York Partnership having its principal place of business at 1590 Troy Avenue, Brooklyn, New York 11234 (hereinafter called "Landlord") and GLOBAL SHOPPING NETWORK, INC., a Domestic New York Corporation, having an office at 226 West 26th Street, New York, N.Y. (hereinafter called "Tenant")

                              W I T N E S S E T H:

     The parties heretofor themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

1.   DEMISE, PREMISES, TERM, RENT.
     -----------------------------

     A. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the second floor and the third floor and the fourth floor, as more particularly shown on Exhibit 1, annexed hereto and made a part hereof (hereinafter called "Premises") in the building known as 226 West 26th Street, in the Borough of Manhattan, County City and State of New York (said building is hereinafter called the "Building" and the Building , together with the plot of land upon which it stands, is hereinafter called the "Real Property") for a term (hereinafter called the "Term") to commence on the Commencement Date (hereinafter defined) both dates inclusive unless the Term shall sooner end pursuant to any of the terms, covenants or conditions of this lease or pursuant to law at the Rent, (hereinafter defined which Rent shall also include any additional rent payable hereunder), which Rent Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the tine of payment' in equal monthly installments, in advance, commencing on the Rent Commencement Date (hereinafter defined) and on the first (1st) day of each calendar month thereafter during the Term (except as hereinafter otherwise provided), at the office of Landlord or such other place as Landlord may designate without any set-off, offset, abatement or deduction whatsoever unless otherwise set forth herein, if the Rent Commencement Date shall occur on a date other than the first (1st) day of any calendar month, Tenant shall pay to Landlord, on the first (1st) day of the month next succeeding the month during which the Rent Commencement Date shall occur, an amount equal to such proportion of an equal monthly installment of Rent as the number of days from and including the Rent Commencement Date bears to the total number of days in said calendar month. Such payment, together with the sum paid by Tenant upon execution of this Lease, shall constitute payment of the Rent for the period from the Rent Commencement Date to and including the last day of the next succeeding calendar month.

     B. The following definitions contained in this subsection B of this Article 1 shall have the meanings hereinafter set forth used throughout this Lease, Exhibits, Schedules, and Riders (if any).


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

      (i) "Commencement Date" shall mean as to the third and fourth floors on or about November 1, 1996; and as to the second floor on or about January 1, 1997.

     (ii) "Expiration Date" shall mean October 31, 2001.

    (iii) "Rent" shall mean:

          (a) For the period November 1, 1996 through and including December 31, 1996, no base rent shall be due;

          (b) For the period January 1, 1997 through and including October 31, 1997 the rent shall be $382,795.00 payable in ten equal monthly installments of $38,279.50 per month;

          (c) For the period November 1, 1997 through and including December 31, 1997, no base rent shall be due;

          (d) For the period January 1, 1998 through and including October 31, 1998 the rent shall be $410,137.50 payable in ten equal monthly installments of $41,013.75 per month;

          (e) For the period November 1, 1998 through and including November 30, 1998, no base rent shall be due;

          (f) For the period December 1, 1998 through and including October 31, 1999 the rent shall be $481,228.00 payable in eleven equal monthly installments of $43,748.00 per month;

          (g) For the period November 1, 1999 through and including October 31, 2000 the rent shall be $524,976.00 payable in twelve equal monthly installments of $43,748.00 per month;

          (h) For the period November 1, 2000 through and including October 31, 2001 (Expiration Date) the rent shall be $590,598.00 payable in twelve equal monthly installments of $49,216.50 per month.

Notwithstanding the above terms or anything to the contrary contained in this Lease, Tenant shall have the right to cancel/terminate this Lease prior to the Expiration Date ("Early Termination") at any time after the first year hereof (i.e. after October 31, 1997 as to all of the Premises even though the Commencement Date for the 2nd Floor space was not until January 1, 1997) by complying with the following conditions:

     1. The Tenant shall give the Landlord notice of Tenant's intention to seek Early Termination; said notice to be given at least 120 days prior to the intended Early Termination Date, and;

     2. Simultaneously with the giving of notice to Landlord, Tenant shall pay to Landlord an amount equal to six month's of the then (at the time of notice) monthly base rent, and;

     3. Tenant shall continue to pay any rent or additional rent or other appropriate charges normally due between the notice date and the Early Termination Date.

          (iv) "Rent Commencement Date" shall mean January 1, 1997.

           (v) "Permitted Uses" shall mean as a television production studio, editing, telemarketing, data entry, and general offices attendant thereto.

          (vi) Base Tax Year" shall mean collectively the Tax Year beginning July 1, 1997.

         (vii) Tenant's Proportionate Share shall mean 28.23 percent (28.23%).

        (viii) "Security Deposit" shall mean the sum of $76,559.00.

          (ix) "Broker" shall mean J. Gregory Kost.

     Notwithstanding anything to the contrary contained in this subsection of this Article 1, Articles 1 through 39 shall control the rights and obligations of the parties hereto except that the provisions of any Riders shall supersede any inconsistent provisions in Articles 1 through 39, as the case may be.

2.   USE AND OCCUPANCY.
     ------------------

     A. Tenant shall use and occupy the Premises for any lawful purpose subject to the provisions of Article 2B, hereof.

     B. Tenant hereby represents, warrants and agrees that Tenant's business is not and shall not be photographic, or multilith or multigraph reproductions or offset printing. Anything contained herein to the contrary notwithstanding, Tenant shall not use the Premises or any part thereof, or permit the Premises or any part thereof to be used, (i) for the business of photographic, multilith or multigraph reproductions or offset printing, (ii) for banking, trust company, depository, guarantee of safe deposit business, (iii) as a savings bank, a savings and loan association, or as a loan company, (iv) for the sale of travelers checks, money orders, drafts, foreign exchange or letters of credit or for the receipt of money for transmission, (v) as a "retail" stock broker's or dealer's office which shall be open to the general public (except pursuant to prior appointment) , (vi) as a restaurant or bar or for the sale of confectionery, soda, beverages, sandwiches, ice cream or baked goods or for the preparation, dispensing or consumption of food or beverages in any matter whatsoever except by Tenant's officers, employees and/or invitees in connection with its business at the Premises, (vii) as a news or cigar stand, (viii) as an employment agency, labor union office, physician's or dentist's office, dance or music studio, school (except for the training of employees of Tenant), (ix) as a barber shop or beauty salon, or (x) for the direct sale, at retail or otherwise, of any goods or products which requires customers to be physically present at the Premises. Nothing in subsection B shall preclude Tenant from using any part of the Premises for photographic, multilith or multigraph reproductions in connection with, either directly or indirectly, its own business and/or activities.

3. ALTERATIONS. Tenant shall not make or perform or permit the making or
   ------------
performance of, any alterations, installations, improvements, additions or other physical changes in or about the Premises (hereinafter collectively called "Alterations") without Landlord's prior consent. Landlord agrees not to withhold unreasonably its consent to any Alterations which are nonstructural or which do not affect the Buildings mechanical systems or services, proposed to be made by Tenant to adapt the Premises for those business purposes permitted by subsection A of Article 2 hereof, provided that such Alterations are performed only by contractors or mechanics approved by Landlord which approval shall not be unreasonably withheld or delayed, do not affect any part of the Building other than the Premises, do not adversely affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building and do not reduce the value or utility of the Building. Anything to the contrary notwithstanding, Landlord's consent shall not be required in connection with the performance of ordinary decorations to the Premises. All Alterations shall be done at Tenant's expense and at such times and in such manner as Landlord may from time to time reasonably designate pursuant to the conditions for Alterations prescribed by Landlord for the Premises. All furniture, furnishings, and movable fixtures and partitions installed by Tenant and all Alterations in and to the Premises which may be made by Tenant at its own cost and expense prior to and during the Term, or any renewal thereof, shall remain the property of Tenant and upon the Expiration Date or earlier end of the Term or any renewal thereof, may be removed from the Premises by Tenant at Tenant's option, provided, however, that Tenant shall repair and restore in good and workmanlike manner to Building standard original condition (reasonable wear and tear excepted) any damage to the Premises or the Building caused by such removal. Any of such fixtures or installations not so removed by Tenant at or prior to the Expiration Date or earlier termination of the Term shall become the property of Landlord, and shall remain upon and be surrendered with the Premises as part thereof at the end of the Term. Prior to making any Alterations, Tenant (i) shall submit to Landlord detailed plans and specifications (including layout, architectural, mechanical and structural drawings) for each proposed Alteration and shall not commence any such Alteration without first obtaining Landlord's approval of such plans and specifications, (ii) shall, at its expense, obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies, and (iii) shall furnish to Landlord duplicate original policies of worker's compensation insurance (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors in connection with such Alteration) and comprehensive public liability (including property damage coverage) insurance in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord and its agents as additional insureds. Upon completion of such Alteration, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Alteration required by any governmental or quasi-governmental bodies and shall furnish Landlord with copies thereof. All Alterations shall be made and performed in accordance with the Rules and Regulations (hereinafter defined); all materials and equipment to be incorporated in the Premises as result of all Alterations shall be new and first quality; no such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement. In the event any Alterations are performed by general partner of Landlord or any entity which is under the common control of Landlord or and general partner of Landlord, the failure by Tenant to pay the cost of such Alterations upon rendition of bill therefor shall be deemed material default under this Lease. Any mechanic's lien filed against the Premises, or the Real Property, for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within thirty (30) days thereafter, at Tenant's expense, by payment or filing the bond required by law. Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Premises, whether in connection with any Alteration or otherwise, if, in the Landlord's sole discretion, such employment will interfere or cause any conflict with other contractors, mechanics, or labors engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or labors causing such interference or conflict to leave the Building immediately.

4. REPAIRS-FLOOR LOAD. Landlord shall maintain and repair the public portions of
   -------------------
the Building, both exterior and interior. Landlord shall perform such maintenance and repairs promptly, in good and workmanlike manner, and in manner so as to minimize, to the extent reasonably practicable, any interference to Tenant's use of the Premises, without requiring the use of overtime or premium pay labor in connection therewith. Tenant shall, throughout the Term, take good care of the Premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all nonstructural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted. Tenant shall pay Landlord for all replacements to the lamps, tubes, ballasts and starters in the lighting fixtures installed in the Premises. Notwithstanding the foregoing, all damage or injury to the Premises or to any other part of the Building, or to its fixtures, equipment and appurtenances, whether requiring structural or nonstructural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of or Alterations made by Tenant, Tenant's servants, employees, invitees or licensees, shall be repaired promptly by Tenant, at its sole cost and expense, to the satisfaction of Landlord. Tenant also shall repair all damage to the Building and the Premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction and shall be made in accordance with the provisions of Article 3 hereof. If Tenant fails after ten (10) days' notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Landlord, at the expense of Tenant, and the expenses thereof incurred by Landlord shall be collectible by Landlord as additional rent after rendition of bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, electrical, air cooling or heating system located in, servicing or passing through the Premises. Tenant shall not place load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to reasonably prescribe the weight and position of all safes, business machines and heavy equipment and installations. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's reasonable judgment to absorb an prevent vibration, noise and annoyance. Except as provided in Article 10 hereof, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making, or failing to make, any repairs, alterations, additions or improvements in or to any portion of the Building, or the Premises, or in or to fixtures, appurtenances, or equipment thereof. If the Premises be or become infested with vermin, Tenant, at Tenant's expense, shall cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such exterminators and such extermination company or companies as shall be approved by Landlord. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein.

5. WINDOW CLEANING. Tenant shall not clean, nor require, permit, suffer or allow
   ----------------
any window in the Premises to be cleaned, from the outside in violation of
Section 202 of the Labor Law, or any other applicable law, or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

6. REQUIREMENTS OF LAW. Tenant at its sole expense shall comply with all laws,
   --------------------
orders and regulations of federal, state, county and municipal authorities and with any direction of any public officer or officers, pursuant to law, and all rules, orders regulations or requirements of the New York Board of Fire Underwriters, or any other similar body which shall impose any violation order or duty upon Landlord or Tenant with respect to the Premises as result of the use or occupation thereof by Tenant for any purpose other than the Permitted Uses or the conduct by Tenant of its business in the Premises in manner different from the ordinary and proper conduct of such business. Tenant shall not do or permit to be done any act or thing upon the Premises which will invalidate or be in conflict with any insurance policies covering the Building and fixtures and property therein; and shall not do, or permit anything to be done in or upon the Premises, or bring or keep anything therein, except as now or hereafter permitted by the New York City Fire Department, New York Board of Fire Underwriters, New York Fire Insurance Rating Organization or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate for fire insurance applicable to the Building, or use the Premises in manner which shall increase the rate of fire insurance on the

Building or on property located therein, over that in similar type buildings or in effect prior to this Lease. Any work or installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to this Article shall be made in conformity with, and subject to the provisions of
Article 3 hereof. If by reason of failure of Tenant to comply with the provisions of this Article, the fire insurance rate shall at the beginning of this Lease or at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure of use by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, schedule or "make up" of rates for the Building or the Premises issued by the New York Fire Insurance Rating Organization, or other body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Premises.

     A. Anything to the contrary herein notwithstanding, Tenant shall not be required to bear the cost of compliance with any laws, orders, regulations, or requirements of any governmental authority which would require any structural or non-structural alterations, unless the condition necessitating the work shall arise as a result of Tenant's manner of use of the demised Premises. Landlord agrees, at Landlord's sole cost and expense, to comply with all laws, orders, and regulations of governmental authorities with respect to the demised Premises and/or the Building other than those which are the responsibility of the Tenant in accordance with the terms of this Lease.

7.   SUBORDINATION.
     --------------

     A. This Lease is subject and subordinate to each and every ground or underlying lease of the Real Property or the Building heretofore or hereafter made by Landlord (collectively the "Superior Leases") and to each and every trust indenture and mortgage (collectively the "Mortgages") which may now or hereafter affect the Real Property, the Building or any such Superior Lease and the leasehold interest created thereby, and to all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof or thereto, substitutions therefor, and advances made thereunder. This clause shall be self-operative and no further instrument of subordination shall be required to make the interest of any lessor under a Superior Lease, or trustee or mortgagee of a Mortgage superior to the interest of Tenant hereunder. In confirmation of such subordination however, Tenant shall execute promptly any certificate that Landlord may reasonably request. If the date of expiration of any Superior Lease shall be the same day as the Expiration Date, the Term shall end and expire twelve (12) hours prior to the expiration of the Superior Lease. Tenant covenants and agrees that, except as expressly provided herein, Tenant shall not do anything that would constitute a default under any Superior Lease or Mortgage, or omit to do anything that Tenant is obligated to do under the terms of this Lease so as to cause Landlord to be in default under any of the foregoing. If, in connection with the financing of the Real Property, the Building or the interest of the lessee under any Superior Lease, any lending institution shall request reasonable modifications of this Lease that do not increase the Rent or other financial obligations of Tenant hereunder, decrease the size of the Premises, modify the Term or otherwise materially increase the obligations or materially and adversely affect the rights of Tenant under this Lease, Tenant covenants to make such modifications.

     B. If at any time prior to the expiration of the Term, any Mortgage shall be foreclosed or any Superior Lease shall terminate or be terminated for any reason, Tenant agrees, at the election and upon demand of any owner of the Real Property or the Building, or the lessor under any such Superior Lease, or of any mortgagee in possession of the Real Property or the Building to attorney, from time to time, to any such owner, lessor or mortgagee, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner, lessor or mortgagee, as the case may be, or receiver caused to be appointed by any of the foregoing, shall not then be entitled to possession of the Premises. The provisions of this subsection B shall inure to the benefit of any such owner, lessor or mortgagee, shall apply notwithstanding that, as matter of law, this Lease may terminate upon the termination of any such Superior Lease, and shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions, Tenant, however, upon demand of any such owner, lessor or mortgagee, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this subsection B, satisfactory to any such owner, lessor or mortgagee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this subsection B shall be construed to impair any right otherwise exercisable by any such owner, lessor or mortgagee.

     C. Landlord hereby represents that there are currently no superior ground or underlying leases covering the Building or the Premises, and that any underlying mortgages which may exist are not in default at the time of execution of this Lease.

8. RULES AND REGULATIONS. Tenant and Tenant's servants, employees, agents,
   ----------------------
visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and made a part hereof as Schedule A (the "Rules and Regulations"), and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt on such notice to be given as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York, Inc., or to such impartial person or persons as he may designate, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of notice in writing upon Landlord within twenty (20) days after receipt by Tenant of written notice and the adoption of any such additional Rule or Regulation. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees; provided that Landlord shall not promulgate or enforce the Rules and Regulations against Tenant in a discriminatory manner.

9.   INSURANCE.
     ----------

     A. Tenant's Insurance. Tenant shall obtain and keep in full force and
        -------------------
effect during the Term a policy of comprehensive general public liability and property damage insurance with broad form contractual liability endorsement under which Tenant is named as the insured, and Landlord is named as an additional insured, and under which the insurer agrees to indemnify and hold Landlord harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages mentioned in Article 37 hereof. Such policy shall contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained and shall be noncancelable with respect to Landlord without thirty (30) days' written notice to Landlord by certified mail, return receipt requested, which notice shall contain the policy number and the names of the insured and certificate holder. A certificate thereof shall be delivered to Landlord and shall have printed thereon Article 37 hereof in its entirety if required by Landlord. The minimum limits of liability shall be a combined single limit with respect to each occurrence in an amount of not less than $1,000,000 for injury (or death) and damage to property or such greater amount as Landlord may, from time to time, require. All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by reputable and independent insurers permitted to do business in the State of New York, and rated in Best's Insurance Guide, or any successor thereto (or if there be none, an organization having a national reputation) as having general policyholder rating of "A" and a financial rating of at least "13".

     B. Waiver of Subrogation. The parties hereto shall procure an appropriate
        ----------------------
clause in, or endorsement on, any fire or extended coverage insurance covering the Premises and the Building, as well as personal property, fixtures and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery, and each party hereby agrees that it will not make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from fire or other hazards covered by such fire and extended coverage insurance. If the payment of an additional premium is required for the inclusion of such waiver of subrogation provision, each party shall advise the other of the same. It is expressly understood and agreed the Landlord will not carry insurance on Tenant's fixtures, furnishings, equipment or other property or effects or insurance against interruption of Tenant's business.

10.  DESTRUCTION OF THE PREMISES: PROPERTY LOSS OR DAMAGE.
     -----------------------------------------------------

     A. If any portion of the Premises shall be damaged by fire or other casualty, and if Tenant shall give prompt notice thereof to Landlord, the damages shall be repaired by and at the expense of Landlord and the Rent until such repairs shall be made shall be reduced in the proportion which the area of the part of the Premises which is not usable by Tenant bears to the total area of the Premises. Landlord shall have no obligation to repair any damage to, or to replace, any fixtures, furniture, furnishings, equipment or other property or effects of Tenant so long as the damage was not the result of the negligence, gross negligence or willful misconduct of the Landlord.

     B. Anything in subsection A of the Article 10 to the contrary notwithstanding, if the Premises are totally damaged or are rendered wholly untenanable, and if Landlord shall decide not to restore the Premises, or if the Building shall be so damaged by fire or other casualty that, in Landlord's opinion substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged or rendered untenantable), then in any of such events, Landlord at Landlord's option, may , not later than sixty (60) days following the damage, give Tenant notice in writing terminating this Lease. If Landlord elects to terminate this Lease, the Term shall expire upon the tenth (10th) day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord. If Tenant shall not be in default under this Lease, then upon the termination of this Lease under the conditions provided for in the next preceding and succeeding sentences, Tenant's liability for Rent shall cease as of the day following such damage. In the event the Premises are substantially damaged so that Tenant cannot reasonably conduct its business from the Premises or are rendered wholly untenantable, then upon receipt of a request from Tenant, Landlord shall give Tenant written notice ("Landlord's Notice") within sixty
(60) days of Tenant's request of Landlord's reasonable estimate of the period required to reconstruct the Premises, which shall be based upon the opinion of Landlord's engineer or architect, and if such period of reconstruction is in excess of twelve (12) months from the date of such fire or other casualty, then Tenant shall have the right to terminate this Lease by notice to Landlord given within ten (10) days of Landlord's Notice.

     C. Landlord shall not be liable for reasonable delays which may arise by reason of adjustment of fire insurance on the part of Landlord and/or Tenant, and for reasonable delays on account of "labor troubles" or any other cause beyond Landlord's control.

     D. The parties agree that this Article 10 constitutes an express agreement governing any case of damage or destruction of the Premises or the Building by fire or other casualty, and that Section 227 of the Real Property Law of the State of New York, which provides for such contingency in the absence of an express agreement, and any other law of like import now or hereafter in force shall have no application in any such case.

     E. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Neither Landlord nor its agents shall be liable for any injury or damage to persons or property or interruption of Tenant's business resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause or whatsoever nature other than as a result of the negligence, gross negligence or willful misconduct of the Landlord, its employees or agents; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the Premises or in the Building. Anything in this Article 10 to the contrary notwithstanding, nothing in this Lease shall be construed to relieve Landlord from responsibility directly to Tenant for any loss or damage caused directly to Tenant wholly or in part by the gross negligence or willful misconduct of Landlord. Nothing in the foregoing sentence shall affect any right of Landlord to the indemnity from Tenant to which Landlord may be entitled under Article 37 hereof in order to recoup for payments made to compensate for losses of third parties. If at any time any windows of the Premises are temporarily closed, darkened or bricked-up for any reason whatsoever including, but not limited to, Landlord's own acts, or any of such windows are permanently closed, darkened or bricked-up if required by law or related to any construction upon property adjacent to the Real Property by Landlord or others, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of Rent nor shall the same release Tenant form its obligations hereunder nor constitute an eviction. Tenant shall reimburse and compensate Landlord as additional rent within five (5) days after rendition of statement for all expenditures made by , or damages or fines sustained or incurred by, Landlord due to nonperformance or noncompliance with or breach or failure to observe any term, covenant or condition of this Lease upon Tenant's part to be kept, observed, performed or complied with. Tenant shall give immediate notice to Landlord in case of fire or accident in the Premises or in the Building. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures into or out of the Building without Landlord's prior consent and payment to Landlord of Landlord's costs in connection therewith. If such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding Master Rigger's License to do said work, and that all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto, and shall be done during such hours as Landlord many designate. Notwithstanding said consent of Landlord, Tenant shall indemnify Landlord for, and hold Landlord harmless and free from, damages sustained by persons or property and for any damages or monies paid out by Landlord in settlement of any claims or judgments, as well as for all expenses and reasonable attorneys' fees incurred in connection therewith an all costs incurred in repairing any damage to the Building or appurtenances.

11.  EMINENT DOMAIN.
     --------------
     A. If the whole of the Real Property, the Building or the Premises shall be acquired or condemned for any public or quasi public use or purpose, this Lease and the Term shall end as of the date of the vesting of title with the same effect as if said date were the Expiration Date. If only part of the Real Property shall be so acquired or condemned then, (a) except as hereinafter provided in this subsection A, this Lease and the Term shall continue in force and effect but, if part of the Premises is included in the part of the Real Property so acquired or condemned, from and after the date of the vesting of title, the Rent shall be reduced in the proportion which the area of the part of the Premises so acquired or condemned bears to the total area of the Premises immediately prior to such acquisition or condemnation; (b) whether or not the Premises shall be affected thereby, Landlord, at Landlord's option, may give to Tenant, within sixty (60) days next following the date upon which Landlord shall have received notice of vesting of title, five (5) days' notice of termination of this Lease; and if the part of the Real Property so acquired or condemned shall contain more than thirty percent (30%) of the total area of the Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant, at Tenant's option, may give to Landlord, with sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title, a five (5) days' notice of termination of this Lease. If any such five (5) days' notice of termination is given by Landlord or Tenant this Lease and the Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date. If a part of the Premises shall be so acquired or condemned and this Lease and the Term shall not be terminated pursuant to the foregoing provisions of this subsection A , Landlord, at Landlord's expense shall restore that part of the Premises not so acquired or condemned to a self-contained rental unit. In the event of any termination of this Lease and the Term pursuant to the provisions of this subsection A, the Rent shall be apportioned as of the date of sooner termination and any prepaid portion of Rent for any period after such date shall be refunded by Landlord to Tenant.

     B. In the event of any such acquisition or condemnation of all or any part of the Real Property, Landlord shall be entitled to receive the entire award for any such acquisition or condemnation, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term and Tenant hereby expressly assigns to Landlord all of its right in and to any such award. Nothing contained in this subsection B shall be deemed to prevent Tenant from making claim in any condemnation proceedings for the then value of any furniture, furnishings and fixtures installed by and at the sole expense of Tenant and included in such taking, provided that such award shall not reduce the amount of the award otherwise payable to Landlord.

12.  ASSIGNMENT AND SUBLETTING.
     -------------------------

     A. Tenant may-designate by sublease a third party to occupy and operate within the demised premises so long as that third party shall operate within, and otherwise conform to all of the terms and conditions of this Lease. The consent of the Landlord, either express or implied by this paragraph, to a designated operator or sublessee shall not in any way be construed to relieve Tenant from the full and faithful performance of all of the terms and conditions contained in this lease.

     B. The listing of any name other than that of Tenant, whether on the doors of the Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege extended by Landlord, revocable at Landlord's will by notice to Tenant.

13. CONDITION OF THE PREMISES. Tenant agrees to accept possession the Premises
    --------------------------
in the condition which shall exist on the Commencement Date "as is", and further agrees that Landlord shall have no obligation to perform any further work or make any further installations in order to prepare the Premises for Tenant's occupancy. The taking of possession of the Premises by Tenant shall be conclusive evidence as against Tenant that, at the time such possession was so taken, the Premises and the Building were in good and satisfactory condition.

14. ACCESS TO PREMISES. Except as otherwise circumscribed in this Lease, Tenant
    ------------------
shall be granted access to the Premises on a 24 hour, seven days a week, 365 days a year basis. Tenant shall permit Landlord, Landlord's agents and public utilities servicing the Building to erect, use and maintain, concealed ducts, pipes and conduits in and through the Premises. Landlord or Landlord's agents shall have the right to enter the Premises at all reasonable times to examine the same, to show them to prospective purchasers, mortgagees or lessees of the Building or space therein, and to make such decorations, repairs, alterations, improvements or additions as Landlord may deem necessary or desirable to the Premises or to any other portion of the Building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this Lease, or for the purpose of complying with laws, regulations or other requirements of government authorities and Landlord shall be allowed to take all material into and upon the Premises that may be required therefor without the same constituting an eviction or constructive eviction of Tenant in whole or in part and the Rent shall in nowise abate while said decorations, repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. During the one (1) year prior to the Expiration Date or the expiration of any renewal or extended term, Landlord may exhibit the Premises to prospective Tenants thereof. If, during the last twelve (12) months of the Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Premises, without elimination or abatement of Rent, or incurring liability to Tenant for any compensation, and such acts shall not be deemed an actual or constructive eviction and shall have no effect upon this Lease. If Tenant shall not be personally present to open and permit an entry into the Premises, in the event of an emergency, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, other than as herein provided. Landlord also shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In addition, Tenant understands and agrees that Landlord intends to perform substantial renovation work in and to the public parts of the Building and the mechanical systems serving the Building (which work may include the replacement of the building exterior facade and window glass, requiring access to the same from within the Premises), and that Landlord shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of Rent on account of any noise, vibration or other disturbance to Tenant's business at the Premises (provided that Tenant is not denied access to said Premises) which shall arise out of the performance by Landlord of the aforesaid renovations of the Building. Tenant understands and agrees that all parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises (including exterior Building walls, core corridor walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air cooling, plumbing and other mechanical facilities, service closets and other Building facilities are not part of the Premises, and Landlord shall have the use thereof, as well as access thereto through the Premises for the purpose of operation, maintenance, alteration and repair. Any entry upon the Premises by Landlord or its agents and any work performed by Landlord or its agents therein pursuant to this Article or any other provision of this Lease shall only be effected after reasonable prior notice to Tenant (which may be telephonic) except in the case of an emergency and shall be performed in such manner as to cause as little disturbance as reasonably possible to Tenant without any requirement that Landlord utilize overtime or premium pay labor.

15. CERTIFICATE OF OCCUPANCY. Tenant shall not at any time use or occupy the
    -------------------------
Premises in violation of the certificate of occupancy issued for the Premises or for the Building and in the event that any department of the City or State of New York shall hereafter at any time contend and/or declare by notice, violation, order or in any other manner whatsoever that the Premises are used for a purpose which is violation of such certificate of occupancy whether or not such use shall be a Permitted Use, Tenant shall, upon five (5) days' written notice from Landlord, immediately discontinue such use of the Premises. Failure by Tenant to discontinue such use after such notice shall be considered default in fulfillment of covenant of this Lease and Landlord shall have the right to terminate this Lease immediately, and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord by and pursuant to the provisions of Articles 17 and 18 hereof.

16. LANDLORD'S LIABILITY. The obligations of Landlord under this Lease shall not
    ---------------------
be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be, and in the event of any such sale, conveyance, assignment or transfer, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or other transferee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. Neither the shareholders, directors or officers of Landlord, if Landlord is a corporation, nor the partners comprising Landlord (nor any of the shareholders, directors or officers of such partners), if Landlord is a partnership (collectively, the "Parties"), shall be liable for the performance of Landlord's obligations under this Lease. Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and shall not seek any damages against any of the Parties. The liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to Landlord's interest in the Building and the Real Property and Tenant shall not look to any other property or assets of Landlord or the property or assets of any of the Parties in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgement for Landlord's failure to perform such obligations.

17. DEFAULT.
    --------

     A. Upon the occurrence, at any time prior to or during the Term, of any one or more of the following events (referred to as "Events of Default"):

          (1) if Tenant shall default in payment when due of any installment of Rent or in the payment when due of any additional rent, and such default shall continue for a period of ten (10) days after notice by Landlord to Tenant of such default; or

          (2) if Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Rent and additional rent) and Tenant shall fail to remedy such default within twenty
     (20) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of twenty (20) days and Tenant shall not commence within said period of twenty (20) days, or shall not thereafter diligently prosecute to completion all steps necessary to remedy such default; or

          (3) if Tenant shall default in the observance or performance of any term, covenant or condition on Tenant's part to be observed or performed under any other lease with Landlord or Landlord's predecessor in interest of space in the Building and such default shall continue beyond any grace period set forth in such other lease for the remedying of such default; or

          (4) if the Premises shall become vacant, deserted or abandoned; or

          (5) if Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as may be expressly permitted under Article 12 hereof; or

          (6) if Tenant shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any part of Tenant's property ; or

          (7) if, within thirty (30) days after the commencement of any proceeding against Tenant, whether by the filing of petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment of any trustee, receiver or liquidator of Tenant, or of all or any part of Tenant's property, without the consent or acquiescence of Tenant, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Premises shall be taken or occupied or attempted to be taken or occupied;

then, upon the occurrence, at any time prior to or during the Term, of any one or more of such Events of Default, Landlord, at any time thereafter, at Landlord's option, may give to Tenant a five (5) days' notice of termination of this Lease and, in the event such notice is given, this Lease and the Term shall come to an end and expire (whether or not the Term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 18 hereof.

     B. If, at any time, (i) Tenant shall be comprised of two (2) or more persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant", as used in clauses (6) and
(7) of subsection A of this Article 17, shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Landlord from or on behalf of Tenant during the pendently of any proceeding of the types referred to in said clauses (6) and
(7) shall be deemed paid as compensation for the use and occupation of the Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of rent or waiver on the part of Landlord of any rights under said subsection A.

18.  REMEDIES AND DAMAGES.
     ---------------------

     A. (1) If Tenant shall default in the payment when due of any installment of Rent or in the payment when due of any additional rent, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant, or if Tenant shall fail to move into or take possession of the Premises within thirty (30) days after the Commencement Date, or if this Lease and the Term shall expire and come to an end as provided in Article 17:

          (a) Landlord and its agents and servants may immediately, or at any time after such default or after the date upon which this Lease and the Term shall expire and come to an end, re-enter the Premises or any part thereof, without notice, either by summary proceedings, or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other persons from the Premises and remove any and all of their property and effects from the Premises; and

          (b) Landlord, at Landlord's option, may relet the whole or any part or parts of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability;

     Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

     (2) Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Premises, or to re-enter repossess the Premises, or to restore the operation of this Lease, after (i) Tenant shall have been dispossessed by judgment or by warrant of any court or judge, or (ii) any re-entry by Landlord, or (iii) any expiration or termination of this Lease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation or law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

     B. (1) If this Lease and the Term shall expire and come to an end as provided in Article 17, or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises as provided in subsection A of this Article 18, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

          (a) Tenant shall pay to Landlord all Rent, additional rent and other charges payable under this Lease by Tenant to Landlord to the date upon which this Lease and the Term shall have expired and come to an end or to the date of re-entry upon the Premises by Landlord, as the case may be;

          (b) Tenant also shall be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of subsection A(1) of this Article 18 for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this Lease, or Landlord's re-entry upon the Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorneys' fees and disbursements, alteration costs and other expenses of preparing the Premises for such reletting); any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Rent, Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by similar proceeding; and

          (c) whether or not Landlord shall have collected any monthly Deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, in lieu of any further Deficiencies as and for liquidated and agreed final damages, a sum equal to the amount by which the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term exceeds the then fair and reasonable rental value of the Premises for the same period, less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of subsection B(l)(b) of this Article 18 for the same period; if, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

     (2) If the Premises, or any part thereof, shall be relet together with other space in the space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this subsection B. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Rent reserved in this Lease. Solely for the purpose of this Article, the term "Rent" as used in subsection B(1) of this Article 18 shall mean the Rent in effect immediately prior to the date upon which this Lease and the Term shall have expired and come to an end, or the date of re-entry upon the Premises by Landlord, as the case may be, adjusted to reflect any increase or decrease pursuant to the provisions of Article 28 hereof for the Comparison Year (as defined in said Article 28) immediately preceding such event. Nothing contained in Article 17 or this Article 18 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in subsection B(1) of this Article 38.

19.  FEES AND EXPENSES.
     ------------------

     A. Curing Tenant's Defaults. If Tenant shall default in the observance or
        -------------------------
performance of any tern or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any Article of this Lease, Landlord may immediately or at any time thereafter on five (5) days' notice perform the same for the account of Tenant, and if Landlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to reasonable attorney's fees and disbursements in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within
(5) days of rendition of any bill or statement to Tenant therefor.

     B. Late Charges. If Tenant shall fail to make payment of any installment of
        -------------
Rent or any additional rent within ten (10) days after the date when such payment is due, Tenant shall pay to Landlord, in addition to such installment of Rent or such additional rent, as the case may be, as a late charge and as additional rent, a sum based on rate equal to the lesser of (i) two percent (2%) per annum above the then current prime rate charged by Citibank, N.A. or its successor and (ii) the maximum rate permitted by applicable law, of the amount unpaid computed from the date such payment was due to and including the date of payment.

20. NO REPRESENTATIONS BY LANDLORD. Landlord or Landlord's agents have made no
    -------------------------------
representations or promises with respect to the Building, the Real Property, the Premises, square footage of the Premises, or Taxes (as defined in Article 28 hereof) except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth herein. All references in this Lease to the consent or approval of Landlord shall be deemed to mean the written consent of Landlord or the written approval of Landlord and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in written instrument executed by Landlord.

21. END OF TERM. Upon the expiration or other termination of the Term, Tenant
    ------------
shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and Tenant may remove all of its property pursuant to Article 3 hereof. Tenant's obligation to observe or perform this covenant shall survive the expiration or sooner termination of the Term. If the last day of the Term or any renewal thereof falls on Saturday or Sunday this Lease shall expire on the business day immediately preceding. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this Article 21. In addition, the parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises as aforesaid will be substantial, will exceed the amount of the monthly installments of the Rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Premises is not surrendered to Landlord within twenty-four (24) hours after the Expiration Date or sooner termination of the Term, in addition to any other rights or remedy Landlord may have hereunder or at law, Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the Premises after the Expiration Date or sooner termination of this Lease, a sum equal to two (2) times the aggregate of that portion of the Rent which was payable under this Lease during the last month of the Term. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of the Term shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this
Article 21, which provisions shall survive the Expiration Date or sooner termination of this Lease.

22. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant
    ----------------
paying the Rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease including, but not limited to, Article 16 hereof and to all Superior Leases and Mortgages.

23. FAILURE TO GIVE POSSESSION. Tenant waives any right to rescind this Lease
    ---------------------------
under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from Landlord's failure to deliver possession of the Premises on the date set forth in Article 1 hereof for the commencement of the Term. If Landlord shall be unable to give possession of the Premises on such date, and provided Tenant is not responsible for such inability to give possession, the Rent reserved and covenanted to be paid herein shall not commence until the possession of the Premises is given or the Premises are available for occupancy by Tenant, and no such failure to give possession on such date shall in anywise affect the validity of this Lease or the obligations of Tenant hereunder or give rise to any claim for damages by Tenant or claim for rescission of this Lease, nor shall same be construed in anywise to extend the Term. If permission is given to Tenant to enter into the possession of the Premises or to occupy premises other than the Premises prior to the Commencement Date, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease, including the covenant to pay Rent.

24. NO WAIVER. If there be any agreement between Landlord and Tenant providing
    ----------
for the cancellation of this Lease upon certain provisions or contingencies and/or an agreement for the renewal hereof at the expiration of the Term, the right to such renewal or the execution of renewal agreement between Landlord and Tenant prior to the expiration of the Term shall not be considered an extension thereof or vested right in Tenant to such further term, so as to prevent Landlord from cancelling this Lease and any such extension thereof during the remainder of the original Term; such privilege, if and when so exercised by Landlord, shall cancel and terminate this Lease and any such renewal or extension previously entered into between Landlord and Tenant or the right of Tenant to any such renewal or extension; any right herein contained on the part of Landlord to cancel this Lease shall continue during any extension or renewal hereof; any option on the part of Tenant herein contained for an extension or renewal hereof shall not be deemed to give Tenant any option for further extension beyond the first renewal or extended term. No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as termination of this Lease or surrender of the Premises. In the event Tenant at any time desires to have Landlord sublet the Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such subletting. Except as otherwise expressly provided in this Lease, the failure of either party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all force and effect of an original violation. The receipt by Landlord or the payment by Tenant of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations set forth, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. Except as otherwise expressly provided in this Lease, no provision of this Lease shall be deemed to have been waived by either party unless such waiver be in writing signed by such party. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, or as Landlord may elect to apply same, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided. This Lease contains the entire agreement between the parties and all prior negotiations and agreements are merged in this Lease. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

25. WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Landlord and
    ------------------------
Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage, or for the enforcement of any remedy under any statute, emergency or otherwise. It is further mutually agreed that in the event Landlord commences any summary proceeding for nonpayment of rent, Tenant will not interpose any counterclaim (except for mandatory or compulsory counterclaims) of whatever nature or description in any such proceeding unless the failure to interpose such counterclaim would operate as waiver of Tenant's right to assert such counterclaim in separate proceeding.

26. INABILITY TO PERFORM. This Lease and the obligation of Tenant to pay rent
    --------------------
hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease expressly or implied to be performed by Landlord or because Landlord is unable to make, or is delayed in making any repairs, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or by accident or by any cause whatsoever reasonably beyond Landlord's control, including but not limited to, laws, governmental preemption in connection with a National Emergency or by reason of any rule, order or regulation of any federal, state, county or municipal authority or any department or subdivision thereof or any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

27. BILLS AND NOTICES. Except as otherwise expressly provided in this Lease, any
    ------------------
bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be deemed sufficiently given or rendered if in writing, sent by registered or certified mail (return receipt requested) addressed (a) to Tenant (i) at Tenant's address set forth in this Lease if mailed prior to Tenant's taking possession of the Premises, or (ii) at the Building if mailed subsequent to Tenant's taking possession of the Premises, or (iii) Rosenberg & Estis, P.C., 733 Third Avenue, New York, New York,
Attention: Gary M. Rosenberg, Esq., or (iv) any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises, or (b) to Landlord at Landlord's address set forth in this Lease, with copy to: Dino & Sons Realty Corp., 220 Fifth Avenue, New York, New York 10001, Attn: J. Gregory Kost, Esq., or (c) to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the others in accordance with the provisions of this Article 27. Any such bill, statement, demand, notice, request or other communication shall be deemed to have been rendered or given two (2) days after the date when it shall have been mailed as provided in this
Article 27.

28.  ESCALATION.
     -----------

     A. In determination of any increase in the Rent under the provisions of this Article 28, Landlord and Tenant agree as follows:

          (1) "Taxes" shall mean the aggregate amount of real estate taxes and any special assessments (exclusive of penalties and interest thereon) imposed upon the Real Property (including, without limitation, (i) assessments made upon or with respect to any "air rights", and (ii) any assessments levied after the date of this Lease for public benefits to the Real Property or the Building (excluding an amount equal to the assessments payable in whole or in part during or for the Base Tax Year (as defined in Article 1 of this Lease) which assessments, if payable in installments, shall be deemed payable in the maximum number of permissible installments (in the manner in which such taxes and assessments are imposed as of the date hereof); provided, that if because of any change in the taxation of real estate, any other tax or assessment (including, without limitation, any occupancy, gross receipts or rental tax) is imposed upon Landlord or the owner of the Real Property or the Building, or the occupancy, rents or income therefrom, in substitution for or in addition to, any of the foregoing Taxes, such other tax or assessment shall be deemed part of the Taxes. In the event that the Real Property or the Building is subject to transitional and target Assessed Valuation with respect to any Tax Year, Taxes shall be calculated based upon the Assessed Valuation actually used for such Tax Year and not any target Assessed Valuation. With respect to any Comparison Year (hereinafter defined) all expenses, including reasonable attorneys' fees and disbursements, experts' and other witnesses' fees, incurred in contesting the validity or amount of any Taxes or in obtaining refund of Taxes shall be considered as part of the Taxes for such year.

          (2) "Assessed Valuation " shall mean the amount for which the Real Property is assessed pursuant to applicable provisions of the New York City Charter and of the Administrative Code of the City of New York for the purpose of imposition of Taxes.

          (3) "Tax Year" shall mean the period July 1 through June 30 (or such other period as hereinafter may be duly adopted by the City of New York as its fiscal year for real estate tax purposes).

          (4) "Base Taxes" shall mean the aggregate Taxes payable for the Base Tax Year.

          (5) "Comparison Year" shall mean with respect to Taxes, any Tax Year subsequent to the Base Tax Year.

          (6) "Landlord's Statement" shall mean an instrument or instruments containing comparison of any increase or decrease in the Rent for the preceding Comparison Year pursuant to the provisions of this Article 28.

     B. If the Taxes payable for any comparison Year (any part or all of which falls within the Term) shall represent an increase above the Base Taxes, then the Rent for such Comparison Year and continuing thereafter until new Landlord's Statement is rendered to Tenant, shall be increased by Tenant's Proportionate Share of such increase. The Taxes shall be initially computed on the basis of the Assessed Valuation in effect at the time Landlord's Statement is rendered (as the Taxes may have been settled or finally adjudicated prior to such time) regardless of any then pending application, proceeding or appeal respecting the reduction of any such Assessed Valuation, but shall be subject to subsequent adjustment as provided in subsection D(1)(a) of this Article 28.

     C. (1) At any time prior to, during or after any Comparison Year Landlord shall render to Tenant, either in accordance with the provisions of Article 27 hereof or by personal delivery at the Premises, a Landlord's Statement or Statements showing separately or together a comparison of the Taxes payable for the Comparison Year with the Base Taxes, and the amount of the increase in the Rent resulting from each of such comparisons. Landlord's failure to render landlord's Statement during or with respect to any Comparison Year shall not prejudice a Landlord's right to render Landlord's Statement during or with respect to any subsequent Comparison Year, and shall not eliminate or reduce Tenant's obligation to pay increases in the Rent pursuant to this Article 28 for such Comparison Year.

          (2) (a) With respect to an increase in the Rent resulting from an increase in the Taxes for any Comparison Year above the Base Taxes, Tenant shall pay to Landlord a sum equal to one-half (1/2) of such increase on the first day of June and a sum equal to one-half (1/2) of such increase on the first day of December of each calendar year. If Landlord's Statement shall be furnished to Tenant after the commencement of the Comparison Year to which it relates, then (i) until Landlord's Statement is rendered for such Comparison Year, Tenant shall pay Tenant's Proportionate Share of Taxes for such Comparison Year in semi-annual installments, as described above, based upon the last prior Landlord's Statement rendered to Tenant with respect to Taxes, and (ii) Tenant shall, within ten (10) days after Landlord's Statement is furnished to Tenant, pay to Landlord an amount equal to any underpayment of the installments of Taxes theretofore paid by Tenant for such Comparison Year and, in the event of an overpayment by Tenant, Landlord shall permit Tenant to credit against Rent the amount of such overpayment except that in the event the Term has expired, Landlord shall promptly refund such overpayment to Tenant. If during the Term of this Lease, Taxes are required to be paid (either to the appropriate taxing authorities or as tax escrow payments to a mortgagee or ground lessor) in full or in monthly, quarterly, or other installments, on any other date or dates than as presently required, then, at Landlord's option, Tenant's Proportionate Share with respect to Taxes shall be correspondingly accelerated or revised so that Tenant's Proportionate Share is due at least thirty (30) days prior to the date payments are due to the taxing authorities or the superior mortgagee or ground lessor, as the case may be. The benefit of any discount for any early payment or prepayment of Taxes shall accrue solely to the benefit of Landlord, and such discount shall not be subtracted from Tenant's Proportionate Share of such Taxes.

               (b) Following each Landlord's Statement, reconciliation shall be made as follows: Tenant shall be debited with any increase in the Rent shown on such Landlord's Statement and credited with the aggregate, if any, paid by Tenant on account in accordance with the provisions of subsection C(2)(a) or C(2)(b) for the Comparison Year in question; Tenant shall pay any net debit balance to Landlord within fifteen (15) days next following rendition by Landlord, either in accordance with the provisions of Article 27 hereof or by personal delivery to the Premises, of an invoice for such net debit balance; any net credit balance shall be applied against the next accruing monthly installments of Rent and additional rent, except that in the event the Term has expired, Landlord shall promptly refund any overpayment to Tenant.

     D. (1) (a) In the event that, after Landlord's Statement has been sent to Tenant, an Assessed Valuation which had been utilized in computing the Taxes for Comparison Year is reduced (as a result of settlement, final determination of legal proceedings or otherwise), and as a result thereof a refund of Taxes is actually received by or on behalf of Landlord, then, promptly after receipt of such refund, Landlord shall send Tenant a statement adjusting the Taxes for such Comparison Year (taking into account the expenses mentioned in the last sentence of subsection A (1) of this Article 28) and setting forth Tenant's Proportionate Share of such refund and Tenant shall be entitled to receive such Share by way of a credit against the Rent next becoming due after the sending of such Statement; provided, however, that Tenant's Share of such refund shall be limited to the amount, if any, which Tenant had theretofore paid to Landlord as increased Rent for such Comparison Year on the basis of the Assessed Valuation before it had been reduced.

          (b) In the event that, after Landlord's Statement has been sent to Tenant, the Assessed Valuation which had been utilized in computing the Base Taxes is reduced (as a result of settlement, final determination of legal proceedings or otherwise) then, and in such event: (i) the Base Taxes shall be retroactively adjusted to reflect such reduction, (ii) the monthly installment of Rent shall be increased accordingly and (iii) all retroactive additional rent resulting from such retroactive adjustment shall be forthwith payable when billed by Landlord. Landlord promptly shall send to Tenant a statement setting forth the basis for such retroactive adjustment and additional rent payments.

          (2) Any Landlord's Statement sent to Tenant shall be conclusively binding upon Tenant unless, within forty-five (45) days after such statement is sent, Tenant shall (i) pay to Landlord the amount set forth in such statement, without prejudice to Tenant's right to dispute the same, and (ii) send a written notice to Landlord objecting to such statement and specifying the respects in which such statement is claimed to be incorrect. If such notice is sent, the parties recognize the unavailability of Landlord's books and records because of the confidential nature thereof and hence agree that either party may refer the decision of the issues raised to a reputable independent firm of certified public accountants selected by Landlord and reasonably acceptable to tenant, and the decision of such accountants shall be conclusively binding upon the parties. The fees and expenses involved in such decision shall be borne by the unsuccessful party (and if both parties are partially unsuccessful, the accountants shall apportion the fees and expenses between the parties based on the degree of success of each party).

          (3) Anything in this Article 28 to the contrary notwithstanding, under no circumstances shall the rent payable under this Lease be less than the Rent set forth in Article 1 hereof.

          (4) The expiration or termination of this Lease during any Comparison Year for any part or all of which there is an increase in the Rent under this Article shall not affect the rights or obligations of the parties hereto respecting such increase and any Landlord's Statement relating to such increase may, on pro rata basis, be sent to Tenant subsequent to, and all such rights and obligations shall survive, any such expiration or termination. Any payments due under such Landlord's Statement shall be payable within twenty (20) days after such statement is sent to Tenant.

     E. If any capital improvement is made to the Real Property during any calendar year during the Term in compliance with requirements of any Federal, state or local law or governmental regulation (other than Local Law 10 and Local Law 5 outside the Premises as such local laws are currently enacted) whether or not such law or regulation is valid or mandatory, then Tenant shall pay to Landlord, immediately upon demand therefor, Tenant's Proportionate Share of the reasonable annual amortization, with interest, of the cost of such improvement in each calendar year during the Term during which such amortization occurs.

29. SERVICES.
    ---------

     A. Elevator. Landlord shall provide passenger elevator facilities on
        --------
business days from 8:00 A.M. to 6:00 P.M. and shall have one passenger elevator in the bank of elevators servicing the Premises available at all other times 24 hours a day, seven days a week. Landlord shall provide freight elevator services on an "as available" basis for incidental use by Tenant. Any extended use may be arranged with Landlord's prior consent and Tenant shall pay as additional rent all building standard charges therefor.

     B. Heating. Landlord shall furnish heat to the Premises when and as
        -------
required by law, on business days from 8:00 A.M. to 6:00 P.M. Landlord is not responsible for the adequacy, design or capacity of the heat distribution system serving the Building.

     C. Cooling. Tenant shall have the privilege of using the air-cooling system
        -------
presently serving the Premises which system Landlord agrees will be in good working order as of the Commencement date. Tenant agrees to maintain and repair the system within the Premises only, at its own cost and expense. Tenant shall not alter, modify or replace such air-cooling system, or any part thereof, without Landlord's consent, which shall not be unreasonably withheld. Anything in this subsection C to the contrary notwithstanding, Landlord shall not be responsible if the normal operation of the air-cooling system shall fail to provide cooled air at reasonable temperatures, pressures or degrees of humidity or any reasonable volumes or velocities in any parts of the Premises by reason of (i) human occupancy factors and any machinery or equipment installed by or on behalf of Tenant or any person claiming through or under Tenant, having an electrical load in excess of the average electrical load for the air-cooling system as designed, (ii) any rearrangement of partitioning or other Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant, or (iii) the inadequate design or capacity of the existing cooling system. Tenant agrees to keep and cause to be kept closed all of the windows in the Premises whenever the air-cooling system is in operation and agrees to lower and close the blinds when necessary because of the sun's position whenever the air-cooling system is in operation. Tenant at all times agrees to cooperate fully with and abide by all rules, regulations and requirements applicable to such air-cooling system. Tenant shall pay for the costs of electrical energy consumed by the air-cooling system in accordance with the provisions of Article 29, Subsection H, hereof. Tenant shall have the right to install, at its own cost and expense, an "air-cooled" air conditioning unit to service all or any part of the Premises, and Landlord shall use best efforts to make available to Tenant that Building common space (i.e. outside tier roof areas) as is practical for this purpose.

     D. After Hours and Additional Services. The Rent does not include any
        -----------------------------------
charge to Tenant for the furnishing of any additional passenger elevator facilities, any freight elevator facilities (other than as contemplated in Article 29 subsection A) or for the service of heat or mechanical ventilation to the Premises during periods other than the hours and days set forth in sections A and B of this Article 29 for the furnishing and distributing of such facilities or services (referred to as "Overtime Periods"). Accordingly, if Landlord shall furnish any (i) passenger elevator facilities to Tenant during Overtime Periods or freight elevator facilities, except as provided in subsection A of this Article 29, or (ii) heat to the Premises during Overtime Periods, then Tenant shall pay Landlord additional rent for such facilities or services at the standard rates then fixed by the Landlord for the Building or, if no such rates are then fixed, at reasonable rates. Neither the facilities nor the services referred to in this Article 29D shall be furnished to Tenant or the Premises if Landlord has not received advance notice from Tenant specifying the particular facilities or services requested by Tenant at least twenty-four (24) hours prior to the date on which the facilities or services are to be furnished; or if Tenant is in default under or in breach of any of the terms, covenants or conditions of this Lease; or if Landlord shall determine, in its sole and exclusive discretion, that such facilities or services are requested in connection with, or the use thereof shall create or aid in default under or breach of any term, covenant or condition of this Lease. All of the facilities and services referred to in this Article 29D are conveniences an are not and shall not be deemed to be appurtenances to the Premises, and the failure of Landlord to furnish any or all of such facilities or services shall not constitute or give rise to any claim of an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise. If more than one tenant utilizing the same system as Tenant requests the same Overtime Periods for the same services as Tenant, the charge to Tenant shall be adjusted pro rata. In the event Tenant installs a supplemental air cooling system in the Premises, and if condenser water for such system shall be supplied by Landlord, Tenant shall pay to Landlord, annually upon demand, a sum equal to $500 per ton of air conditioning capacity to compensate Landlord for the cost of supplying condenser water for such supplemental system.

     E. Cleaning. Landlord at Landlord's expense, shall cause the Building to be
        ---------
kept clean in building standard manner. The Premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Landlord and no one other than persons approved by Landlord shall be permitted to enter the Premises or the Building for such purpose. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish from the Premises and the Building to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of such Premises as offices. Bills for the same shall be rendered by Landlord to Tenant at such time as Landlord may elect and shall be due and payable when rendered and the amount of such bills shall be deemed to be, and be paid as additional rent. Tenant shall, however, have the option of independently contracting for the removal of such refuse and rubbish in the event that Tenant does not wish to have same done by employees of Landlord. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations, as in the judgment of Landlord, are necessary for the proper operation of the Building.

     F. Sprinkler System. If there now is or shall be installed in the Building
        -----------------
a "sprinkler system", and such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, licensees or visitors, Tenant shall forthwith restore the same to good working condition at its own expense; and if the New York Board of Fire Underwriters or the New York Insurance Rating Organization or any bureau, department or official of the state of city government, shall require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of the partitions, trade fixtures, or other contents of the Premises, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

     G. Water. If Tenant requires, uses or consumes water for any purpose in
        ------
addition to ordinary drinking, cleaning or lavatory purposes, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. In such an event (a) Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and through the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant; (b) Tenant agrees to pay for water consumed, as shown on said meter as when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant; (c) and Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or shall become a lien upon the Premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with any such metered use, consumption, maintenance or supply of water, water system, or sewage or sewage connection or system. The bill rendered by Landlord for the above shall be based upon Tenant's consumption and shall be payable by Tenant as additional rent within five (5) days of rendition. Any such costs or expenses incurred or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such. Independently of and in addition to any of the remedies reserved to Landlord hereinabove or elsewhere in this Lease. Landlord any sue for and collect any monies to be paid by Tenant or paid by Landlord for any of the reasons or purposes hereinabove set forth.

     H. Electricity Service.
        --------------------
          1) Landlord at Landlord's expense, shall redistribute or furnish electrical energy to or for the use of Tenant in the Premises for the operation of the lighting fixtures and the electrical receptacles installed in the Premises on the Commencement Date. Landlord, at Landlord's expense, may install sub-meters to measure Tenant's consumption of electrical energy. Tenant shall pay to Landlord, as additional rent, on demand, from time to time, but no more frequently than monthly, for its consumption of electrical energy at the then applicable rate for sub-metered electrical energy, plus Landlord's reasonable charge for overhead and supervision. Where more than one meter measures the electrical service to Tenant, the electrical service rendered through each meter shall be computed and billed separately in accordance with the provisions herein above set forth. Bills for such amounts shall be rendered to Tenant at such time as Landlord may elect. The rate to be paid by Tenant for sub-metered electrical energy shall include any taxes or other charges in connection therewith. If any tax shall be imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant, the pro rata share of such tax allocable to the electrical energy service received by Tenant shall be passed on to, included in the bill of, and paid by Tenant if and to the extent permitted by law.

          2) If either the quantity or character of electrical service is changed by the public utility or other company supplying electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

          3) Any additional feeders or risers to be installed to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant, provided that, in Landlord's judgement, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or Premises or cause or create dangerous or hazardous condition or entail excessive or unreasonable alterations or interfere with or disturb other tenant's or occupants of the Building. Tenant covenants that at no time shall the use of electrical energy in the Premises exceed the capacity of the existing feeders or wiring installations then serving the Premises. Tenant shall not make or perform, or permit the making or performance of, any Alterations to wiring installations or other electrical facilities in or serving the Premises or any additions to the business machines, office equipment or other appliances in the Premises which utilize electrical energy without the prior consent of Landlord in each -instance. Any such Alterations, additions or consent by Landlord shall be subject to the provisions of this subsection, as well as to other provisions of this Lease including, but not limited to, the provisions of Article 3 hereof.

          4) Landlord reserves the right to discontinue furnishing electricity to Tenant in the Premises on not less than thirty (30) days notice to Tenant. If Landlord exercises such right to discontinue, or is compelled to discontinue furnishing electricity to Tenant, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant. If Landlord so discontinues furnishing electricity to Tenant, Tenant shall arrange to obtain electricity directly from the public utility or other company servicing the Building. Such electricity shall be furnished to Tenant by means of the then existing electrical facilities serving the Premises, to the extent that the same are available, suitable and safe for such purposes. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity, of substantially the same quantity, quality and character, shall be installed by Landlord, at Tenant's reasonable cost and expense. Landlord shall not voluntarily discontinue furnishing electricity to Tenant unless it likewise discontinues furnishing electricity to all tenants of office space above the second floor of the Building, or until Tenant is able to receive electricity directly from the public utility or other company servicing the Building.

          5) Landlord shall not be liable to Tenant in any way for any interruption, curtailment or failure, or defect in the supply or character of electricity furnished to the Premises by reason of any requirement, act or omission of any public utility or other company servicing the Building with electricity or for any other reason except Landlord's gross negligence or willful misconduct.

     I. Interruption of Services. Landlord reserves the right to stop service of
        -------------------------
the heating system during any period of violation or breach by Tenant of the provisions of this Article 29 and to stop the service of the heating system or the elevator, electrical, plumbing or other mechanical systems or facilities in the Building when necessary, by reason of accident or emergency, or for repairs, additions, alterations, replacements, decorations or improvements in the judgement of Landlord desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply heat, elevator, plumbing or electricity when prevented by exercising its right to stop service or by strides, labor troubles or accidents or by any cause whatsoever reasonably beyond Landlord's control or by failure of independent contractors to perform or by laws, orders, rules or regulations or any federal, state, county or municipal authority, or failure of suitable fuel supply, or inability by exercise of reasonable diligence to obtain suitable fuel or by reason of government all preemption in connection with National Emergency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency. The exercise of such right or such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise, provided however that Landlord shall use best efforts to minimize any interference with Tenant's business.

30. PARTNERSHIP TENANT. If Tenant is partnership (or comprised of two (2) or
    -------------------
more persons, individually and as co-partners of partnership) or if Tenant's interest in this Lease shall be assigned to partnership (or to two (2) or more persons, individually and as co-partners of partnership) pursuant to Article 12 (any such partnership and such persons are referred to in this Article 30 as a "Partnership Tenant"), the following provisions of this Article 30 shall apply to such Partnership Tenant: (i) the liability of each of the parties comprising a Partnership Tenant shall be joint and several, and (ii) each of the parties comprising a Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given by a Partnership Tenant or by any of the parties comprising a Partnership Tenant, and (iii) any bills, statements, notices, demands, requests, or other communications given or rendered to a Partnership Tenant and all such parties, and (iv) if a Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to a Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (v) a Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of nay such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (iv) of this Article 30).

31. VAULT SPACE. Any vaults, vault space or other space outside the boundaries
    ------------
of the Real Property, notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan are not included in the Premises. Landlord makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy is to be used or occupied under revocable license, and if any such license shall be revoked, or if the amount of such space shall be diminished or required by any Federal, State, or Municipal authority or by any public utility company, such revocation, diminution or requisition shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution or rent, or relieved Tenant from any of its obligations under this Lease, or impose any liability upon Landlord. Any fee, tax or charge imposed by any governmental authority for any such vaults, vault space or other space shall be paid by Tenant.

32. SECURITY DEPOSIT. Tenant shall deposit with Landlord on the signing of this
    ----------------
Lease the Security Deposit (as defined in Article 1 of this Lease) as security for the faithful performance and observance by Tenant of the terms, conditions and provisions of this Lease, including without limitation the surrender of possession of the Premises to Landlord as herein provided. Landlord agrees to deposit the Security Deposit in an interest bearing bank account located in New York State. To the extent not prohibited by law, Landlord shall be entitled to receive and retain as an administrative expense that portion of the interest received on such account equal to one percent (1%) per annum of the Security Deposit, which fee Landlord shall have the right to withdraw from time to time, at Landlord's discretion. The balance of the interest shall be paid by Landlord to Tenant from time to time, promptly after receipt of written request from Tenant not more than once per Calendar year. Landlord shall not be required to credit Tenant with any interest for any period during which Landlord does not receive interest on the Security Deposit, nor shall Landlord have any liability or obligation for loss of all or any portion of the Security Deposit by reason of the insolvency or failure of the bank in which the Security Deposit is deposited. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of Rent and additional rent, Landlord may apply or retain the whole or any part of the Security Deposit so deposited to the extent required for the payment of any Rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other reentry by Landlord. If Landlord applies or retains any part of the Security Deposit so deposited, Tenant, within three (3) days' after notice form Landlord, shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full Security Deposit on hand at all times during their Term. The failure by Tenant to deposit such additional amount within the foregoing time period shall be deemed material default pursuant to Article 17 of this Lease. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the Expiration Date and after delivery of the entire possession of the Premises to Landlord. In the event of sale of the Real Property or the Building or leasing of the Building. Landlord shall have the right to transfer the Security Deposit to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of the Security Deposit; and Tenant agrees to look solely to the new Landlord for the return of the Security Deposit; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber or attempt to assign or encumber the Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

33. CAPTIONS. The Captions are inserted only as matter of convenience and for
    ---------
reference and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof.

34. ADDITIONAL DEFINITIONS.
    -----------------------

     A. The term "office" or "offices", wherever used in this Lease, shall not be construed to mean premises used as store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing.

     B. The words "reenter" and "reentry" as used in this Lease are not restricted to their technical legal meaning

     C. The term "rent" as used in this Lease shall mean and be deemed to include Rent, any increases in Rent, all additional rent and any other sums payable hereunder.

     D. The term "business days" as used in this Lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and union holidays for those unions that materially affect the delivery of services in the Building.

35. PARTIES BOUND. The covenants, conditions and agreements contained in this
    --------------
Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and , except as otherwise provided in this Lease, their assigns.

36. BROKER. Tenant represents and warrants that Tenant has dealt directly with
    -------
(and only with), the Broker (as defined in Article 1 herein as broker in connection with this Lease, and that insofar as Tenant knows no other broker negotiated this Lease or is entitled to any commission in connection therewith, and the execution and delivery of this Lease by Landlord shall be conclusive evidence that Landlord has relied upon the foregoing representation and warranty. Landlord represents that it has dealt directly with (and only with ) the Broker as broker in connection with this Lease. Landlord hereby agrees to pay Broker and to indemnify Tenant as to Broker. /s/ R.T.

37. INDEMNITY. Neither Landlord nor Tenant shall not do or permit any act or
    ----------
thing to be done upon the Premises which may subject Landlord or Tenant to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of law or of any legal requirement of public authority, but shall exercise such control over the Premises as to fully protect Landlord or Tenant against any such liability. Tenant agrees to indemnify and save harmless Landlord from and against (a) all claims of whatever nature against Landlord arising from any act, omission or negligence of Tenant, its contractors, licensees, agents, servants, employees, invitees or visitors, including any claims arising from any act, omission or negligence of Landlord and Tenant, (b) all claims against Landlord arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in or about the Premises, (c) all claims against Landlord arising from any accident, injury or damage occurring outside of the Premises but anywhere within or about the Real Property, where such accident, injury or damage results or is claimed to have resulted from an act or omission of Tenant or Tenant's agents, employees, invitees or visitors, including any claims arising from any act, omission or negligence of Landlord or Landlord and Tenant, and (d) any breach, violation or nonperformance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof. Landlord shall give Tenant immediate notice of any and all occurrences which may be subject to this Paragraph 37.

38. ADJACENT EXCAVATION SHORING. If an excavation shall be made upon land
    ---------------------------
adjacent to the Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the Building from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of Rent.

39. MISCELLANEOUS.
    -------------

     A. No Offer. This Lease is offered for signature by Tenant and it is
        --------
understood that this Lease shall not be binding upon Landlord unless and until Landlord shall have executed and delivered fully executed copy of this Lease to Tenant.

     B. Signatories. If more than one person or entity executes this Lease as
        -----------
Tenant, each of then understands and hereby agrees that the obligations of each of them under this Lease are and shall be joint and several, that the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and that the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy and/or this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons or entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     C. Certificates. From time to time, within seven (7) days next following
        ------------
Landlord's request, Tenant shall deliver to Landlord written statement executed and acknowledged by Tenant, in form satisfactory to Landlord, (i) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (ii) setting forth the date to which the Rent, additional rent and other charges hereunder have been paid, together with the amount of fixed base monthly Rent then payable, (iii) stating whether or not, to the best knowledge of Tenant, Landlord is in default under this Lease, and, if Landlord is in default, setting forth the specific nature of all such defaults, (iv) stating the amount of the security deposit under this Lease,
(v) stating whether there are any subleases affecting the Premises, (vi) stating the address of Tenant to which all notices and communication under the Lease shall be sent, the Commencement Date and the Expiration Date, and (vii) as to any other matters requested by Landlord. Tenant acknowledges that any statement delivered pursuant to this subsection C may be relied upon by any purchaser or owner of the Real Property or the Building, or Landlord's interest in the Real Property or the Building or any Superior Lease, or by any mortgagee of Mortgage, or by any assignee of any mortgagee of Mortgage, or by any lessor under and Superior Lease.

     D. Directory Listings. Tenant shall receive three listings of Tenant's name
        ------------------
on the directory in the lobby of the Building.

     E. Authority. If Tenant and/or Landlord is corporation or partnership, each
        ---------
individual executing this Lease on behalf of Tenant and/or Landlord hereby represents and warrants that Tenant and/or Landlord is duly formed and validly existing entity qualified to do business in the State of New York and that Tenant and/or Landlord has full right and authority too executed and deliver this Lease and that each person signing on behalf of Tenant and/or Landlord is authorized to do so.

     F. Tenant shall not be permitted use of any roof areas of the premises and the same are not included in this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

                              DINO & SONS REALTY CO., Landlord

                              By: /s/  ILLEGIBLE
                                 ------------------------------------

                              GLOBAL SHOPPING NETWORK, INC., Tenant

                              By: /s/ Barbara Lawrence
                                 ------------------------------------
                              Name:   Barbara Lawrence
                                  -----------------------------------
                              Title:  President
                                    ---------------------------------

                                        13-3840495
                              ---------------------------------------
                              Tenant's Tax I.D. Number

226 W. 26th St.
2nd Floor

                            [DRAWING OF FLOOR PLAN]

226 W. 26th St.
3rd Floor
1/16" = 1'

                            [DRAWING OF FLOOR PLAN]

226 W. 26th St.
4th Floor
1/16" = 1'

                            [DRAWING OF FLOOR PLAN]

                                   SCHEDULE A
                             RULES AND REGULATIONS

     I. The rights of each tenant in the Building to the entrances, corridors and elevators of the Building are limited to ingress to and egress from such tenant's premises and no tenant shall use, or permit the use of the entrances, corridors, or elevators for any other purpose. No tenant shall invite to its premises, or permit the visit of persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators and other facilities of the Building by other tenants. No tenant shall encumber or obstruct, or permit the encumbrances or obstruction of any of the sidewalks, plazas, entrances, corridors, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building, the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally.

     II. Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge, or not having a pass issued by Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. tenants' employees, agents and visitors shall be permitted to enter and leave the Building whenever appropriate arrangements have been previously made between Landlord and the tenant with respect thereto. Each tenant shall be responsible for all persons for whom it requests such permission and shall be liable to Landlord for all acts of such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, reputation or interests of the Building or its tenants may be denied access to the Building or may be eJected therefrom. In case of invasion, riot, public excitement or other commotion Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. Landlord may require any person, leaving the Building with any package or other obJect to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of tenant. Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or rejection of any person to or from a tenant's premises or the Building under the provisions of this rule.

     III. No tenant shall obtain or accept for use in its premises ice, drinking water, towels , barbering, boot blacking, floor polishing , lighting maintenance, cleaning or other similar services from any persons not authorized by Landlord in writing to furnish such services. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulation as may be fixed by Landlord.

     IV. No window or other air-conditioning units shall be installed by any tenant, and only such window coverings as are supplied or permitted by Landlord shall be used in a tenant's premises.

     V. There shall not be used in any space, nor in the public halls of the Building, either by any tenant or by jobbers, or other in the deliver or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

     VI. All entrance door's in each tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time. All windows in each tenant's premises shall be kept closed at all times and all blinds therein above the ground floor shall be lowered when and as reasonably required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the tenant's premises.

     VII. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant. No dangerous, inflammable, combustible or explosive object, material or fluid shall be brought into the Building by any tenant or with the permission of any tenant.

     VIII. All damages resulting from any misuse of the plumbing fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, shall have caused the same.

     IX. No signs, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of the premises or the Building without the prior written consent of Landlord. Signs and lettering on doors shall be inscribed, painted, or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size and color acceptable to Landlord. Landlord may remove same without any liability and may charge the expense incurred by such removal to the tenant or tenants violating this rule. No tenant shall use any advertising which impairs the reputation of the Building.

     X. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in any tenant's premises and no lock on any door therein shall be changed or altered in any respect. Duplicate keys for a tenant's premises and toilet rooms shall be procured only from Landlord, which may make a reasonable charge therefor. Upon the termination of a tenant's lease, all keys of the tenant's premises and toilet rooms shall be delivered to Landlord.

     XI. Each tenant, shall, at its expense, provide artificial light in the premises for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

     XII. No tenant shall install or permit to be installed any vending machines.

     XIII. No animals or birds, bicycles, mopeds or vehicles of any kind shall be kept in or about the Building or permitted therein.

     XIV. No furniture, office equipment, packages or merchandise will be received in the Building or carried up or down, in the elevator, except between such hours as shall be designated by Landlord. Landlord shall prescribe the charge for freight elevator use and the method and manner in which any merchandise, heavy furniture, equipment or safes shall be brought in or taken out of the Building, and also the hours at which such moving shall be done.

     XV. All electrical fixtures hung in offices or spaces along the perimeter of any tenant's premises must be fluorescent, of a quality, type, design and bulb color approved by Landlord unless the prior consent of Landlord has been obtained for other lamping.

     XVI. The exterior windows and doors that reflect or admit light and air into any premises or the halls, passageways or other public places in the Building, shall not be covered or obstructed by any tenant, nor shall any articles be placed on the windowsills.

     XVII. Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent same.

     XVIII. No tenant shall do any cooking, conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, except as expressly approved in writing by Landlord. In addition, no tenant shall cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the premises. The foregoing shall not preclude tenant from having food or beverages delivered to the premises, provided that no cooking or food preparation shall be carried out at the premises.

GSN
[LOGO]
                               October 30, 1996

                               Dino and Sons Realty Company
                               1590 Troy Avenue
                               Brooklyn, New York 11234

Corporate Offices
1740 Broadway (17th Floor)
New York, NY 10019
Tel: (212) 246-9000
Fax: (212) 246-4463

Studio
226 W. 26th St.
New York, NY 10001
Tel: (212) 463-8555
Fax: (212) 462-4160

Rachamim Anatian
Chief Executive Officer

Barbara Laurence
President

Moti Gal
Creative Director

Lucille Werlinich
Chief Financial Officer

Larry Muzzy
National Spokesperson

Kelly Dobbs
Director of Programming

Regina A Jabbour
Director of Legal Services

Harold Baker
Vice President of Merchandising

Stefanie Gross
Merchandise Manager

Shan Frank
Director of Public Relations


                                            Re: Lease between Dino and Sons and
                                                     Global Shopoing Network
Gentlemen:

It is my understanding that you have agreed, (subject to your final approval upon receipt of the specifications concerning items one through three below, which approval shall not be unreasonably withheld) to the following matters concerning the lease for the second, third and fourth Boors of 226 West 26th Street, New York New York 10007 between the above mentioned parties. Please be so land as to sign the line in the lower left hand corner of this letter to indicate your written assent to the matters contained in this letter.

1 . That Global Shopping Network ("GSN") shall be permitted to erect or paint a sign on the eastern face of the premises provided that the sign is removed by GSN at the end of the lease term.

2. That GSN will be permitted to run pipes along the side of the premises provided the pipes are removed at the end of the lease term.

3. That GSN will be permitted to erect a satellite receiving dish on top of the building provided that it meets the load tolerance for the roof and good operating, maintenance and engineering standards under the circumstances. Additionally, GSN shall remove the dish at the end of the lease term. It IS also understood that the tenant will indemnify the Landlord against any claims pertaining to the use, operation and maintenance of the dish.

Thank you very much for your attention and cooperation in this matter.

Very truly yours,

/s/ Barbara Laurence
----------------------------
Barbara Laurence
President



Agreed and accepted:

/s/ Rosso Tinanett
---------------------------

 lease.